UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities
Exchange Act of 1934

Date of Report (date of earliest event reported): August 20, 2024

ARAX HOLDINGS CORP.

(Exact name of Registrant as specified in its charter)

Nevada	333-185928	99-0376721
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

820 E Park Ave, Bld. D200 Tallahassee, Florida	32301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

850 254 1161

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

On behalf of Arax Holdings Corp. (the "Registrant"), this current report on Form 8-K is furnished to disclose recent updates regarding the delay in completing the review of the Registrant's quarterly report for the second quarter ending April 30, 2024, and the shift of the Registrant’s stock to the OTC Expert Markets.

The recent shift of Arax Holdings Corp. (ARAT) stock to the OTC Expert Market has caused some confusion among investors, but it's important to clarify what this means and what it doesn't. The move to the Expert Market occurred because the company's 10-Q filing is not yet ready. This delay is largely due to the complications arising from dealing with a previously sanctioned auditor by the SEC, leaving over 350 companies without proper financial records. Arax Holdings has since engaged a new auditor, who is tasked with the monumental job of redoing all previous filings and audits. This process is understandably time-consuming

Despite this situation, it's crucial to note that Arax Holdings Corp. is *not* delisted. The company's stock is still tradable and listed, but because current financial information isn't available, the OTC Markets has restricted public price quotes. Instead, pricing information is now accessible only to brokers and market makers. This action ensures some level of market transparency even while the company's filings are being updated. Investors can still buy or sell ARAT stock, but should consult with their brokers for the most up-to-date pricing and trading information.

For further context, the Expert Market allows for limited quoting and is different from the Grey Market, where there are no public quotes at all. This means that while public visibility is reduced, trading activity continues in a regulated environment

The Registrant is working diligently with the auditors to provide an accurate and complete report that can be relied upon by the public. Shareholders and interested parties may direct inquiries or comments to investors@arax.cc.

Item 9.01 Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Arax Holdings Corp.

Dated: August 20, 2024	By:	/s/ Christopher D. Strachan
Christopher D. Strachan
Chief Financial Officer